JOINT FILING AGREEMENT


         The undersigned hereby agree that statements on Schedules 13G or 13D with respect to the shares of common stock of Cypress Bioscience, Inc. and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement may be included as an exhibit to such statements or amendments. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


Dated: As of April 10, 2003
                                                                       *
                                      ------------------------------------------
                                      Pasquale  DeAngelis,  individually,  as  a
                                      member  of  ProQuest  Associates  LLC  and
                                      ProQuest Associates II LLC, as a member of
                                      ProQuest   Associates  LLC  on  behalf  of
                                      ProQuest  Investments,  L.P.  and ProQuest
                                      Companion Fund, L.P., and as a member of ProQuest Associates II LLC on behalf of ProQuest Investments II, L.P. and ProQuest Investments II Advisors Fund, L.P.



                                                                       *
                                      ------------------------------------------
                                      Jay Moorin, individually


                                                                       *
                                      ------------------------------------------
                                      Alain Schreiber, individually


                                                                       *
                                      ------------------------------------------
                                      Joyce Tsang, individually



*By: /S/ PASQUALE DEANGELIS
     -----------------------------------
     Pasquale DeAngelis, Attorney-in-Fact
     Power of attorney to be filed by a separate amendment